UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 23, 2025

Benchmark 2025-V19 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002093117)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-02	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 23, 2025 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2025 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, of the Benchmark 2025-V19 Mortgage Trust (the “Issuing Entity”), Commercial Mortgage Pass-Through Certificates, Series 2025-V19 (the “Certificates”), and an uncertificated risk retention interest in the Issuing Entity (the “Uncertificated VRR Interest”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “Commission”) on December 23, 2025 under Commission File No. 333-286596-02 (the “Form 8-K/A”).

The Certificates consist of the following classes, designated as (i) the Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class XERR, Class XFRR, Class XGRR, Class E-RR, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Private Offered Certificates” and, collectively with the Public Certificates, the “Offered Certificates”), and (iii) the Class VRR Certificates.

On December 9, 2025, Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), Barclays Capital Inc. (“BCI”), Drexel Hamilton, LLC (“Drexel”) and Mischler Financial Group, Inc. (“Mischler” and, collectively with CGMI, DBSI, GS&Co., BCI and Drexel, in such capacity, the “Underwriters”), had entered into an agreement with the Depositor, dated as of December 9, 2025 (the “Underwriting Agreement”), with respect to the sale of the Public Certificates, which have an aggregate initial principal amount of $512,967,000.

In addition, the Depositor also entered into an agreement to sell the Private Offered Certificates, which have an aggregate initial principal amount of $71,611,299, to CGMI, DBSI, GS&Co., BCI, Drexel and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of December 9, 2025 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers. The Private Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated December 3, 2025 and amended and supplemented by a pre-pricing supplement thereto, dated December 5, 2025, and by the Depositor’s Prospectus, dated December 9, 2025 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase by the Depositor from Citi Real Estate Funding Inc. (“CREFI”), Goldman Sachs Mortgage Company (“GSMC”), German American Capital Corporation and Barclays Capital Real Estate Inc. of the mortgage loans backing the Certificates (the “Mortgage Loans”).  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $3,953,021, were approximately $597,770,512.  Of the expenses paid by the Depositor, approximately $287,041 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $3,615,980 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated December 9, 2025. The related registration statement (file no. 333-286596) was originally declared effective on June 20, 2025.

CREFI, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying a portion of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the acquisition by CREFI and Goldman Sachs Bank USA (“GS Bank”) from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of their respective portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $4,120,895 as of the Closing Date, consisting of (i) the Class VRR Certificates acquired by CREFI as described below and (ii) the Uncertificated VRR Interest retained by GS Bank. The Class VRR Certificates and the Uncertificated VRR Interest are collectively referred to as the “Combined VRR Interest”. The Combined VRR Interest represents at least 0.7000% of the sum of the initial aggregate certificate balance of all of the Certificates and the initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle the holders thereof to a specified percentage of the amounts paid on each other class of “ABS interests” (as defined in Regulation RR) in the Issuing Entity. On the Closing Date, pursuant to the Mortgage Loan Purchase Agreement, dated as of the Closing Date, between GSMC and the Depositor, GS Bank, an “originator” (within the meaning of Regulation RR) of all the Mortgage Loans and/or portions thereof being sold by it (through GSMC) to the Depositor, representing approximately 41.582356% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired (through GSMC) from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, a portion of the Combined VRR Interest in the form of the Uncertificated VRR Interest with an initial principal balance of $1,713,565, in exchange for a reduction in the price that GS Bank received for its sale (through GSMC) to the Depositor of the Mortgage Loans and/or portions thereof that it originated. On the Closing Date, pursuant to the Mortgage Loan Purchase Agreement, dated as of the Closing Date, between CREFI and the Depositor, CREFI received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that CREFI transferred to the Depositor, a portion of the Combined VRR Interest in the form of the Class VRR Certificates with an initial certificate balance of $2,407,330.

CREFI, in its capacity as “retaining sponsor”, is satisfying the remainder of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by two third-party purchasers, which are Eightfold Real Estate Capital Fund VI, L.P. and Eightfold Real Estate Capital Fund VII, L.P., in each case directly or through one or more “majority-owned affiliates” (as such term is defined in Regulation RR), of their respective proportionate shares of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class XERR, Class XFRR, Class XGRR, Class E-RR, Class F-RR and Class G-RR Certificates (collectively, the “HRR Certificates”). The HRR Certificates have an aggregate initial certificate balance of approximately $49,689,299 as of the Closing Date and a fair value equal to approximately 4.3700% of the fair value, as of the Closing Date, of all of the “ABS interests” (as defined in Regulation RR) issued by the Issuing Entity, determined in accordance with Generally Accepted Accounting Principles.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 23, 2025

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 23, 2025 (included as part of Exhibit 5)

Exhibit 23	Consent of Orrick, Herrington & Sutcliffe LLP, dated December 23, 2025 (included as part of Exhibit 5)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 23, 2025	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2025-V19 – Form 8-K (Closing)